10f-3 Transactions


Fund    Value Portfolio
Issuer      Delphi Automotive
Principal Amount   $1,700,000,000
Amount Purchased  $119,000
Trade date   2/04/99
Price   $17.00
Broker  Morgan Stanley
Underwriting spread   4.64%



Fund Value Portfolio
Issuer Delphi Automotive
Principal Amount $1,700,000,000
Amount Purchased  $1,700
Trade date 2/04/99
Price $17.00
Broker  Legg Mason
Underwriting spread 4.64%


Fund  International Equity
Underwriter BT Alex Brown
Name of issuer
Title of security OTE (Hellenic Telecom)
Date of offering Nov 2
Amount of  Total Offering 48,830,000
Unit Price  6100 GRD
Underwriting Spread or Commission 43.92 GRD
Dollar Amount of Purchased $135,700
Number of Shares Purchased  6200
Years of Continuous Operation
% of Offering Purchased by Portfolio  0.00014
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadviser (xSun 718,800) 0.01640
Sum 0f (14)and (15)
% of Portfolio Assets applied to the Purchase
Is the adviser, any subadviser or any person of which the Adviser or subadviser is an affiliated person, a manager or Comanager of the offering? NO
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadviser or any person of whom the adviser Or subadviser is an affiliated person? NO



Underwriter BT Alex Brown Joint Lead Mgr.
Name of issuer  Navision Software
Title of security Navi.Dc
Date of offering  3/25/99
Amount of  Total Offering  6,500,000 shares
Unit Price  125DKK
Underwriting Spread or Commission  3 DKK
Dollar Amount of Purchased  $36,400
Number of Shares Purchased  2000
Years of Continuous Operation  15
% of Offering Purchased by Portfolio 0.030%
% of Offering Purchased by other Portfolio of the Fund & other
    Investment companies advised by the Adviser or any Subadviser
    2.10%
Sum 0f (14)and (15)
% of Portfolio Assets applied to the Purchase 0.2
Is the adviser, any subadviser or any person of which the Adviser or subadviser is an affiliated person, a manager or Comanager of the offering? YES
Were Purchases Designated as Group Sales or otherwise allocated To the adviser, any subadviser or any person of whom the adviser Or subadviser is an affiliated person? NO


Fund Mid-Cap Growth
Security Fox Entertainment
Date of Transaction 11/10/98
Purchase Price per Unit  22.50
Amount of commission per unit  0.00
Gross Commission as a % of Price  0.00
Total Amount of Offering  2,808,000,000
Total Amount of Purchase  308,250
Purchase as a % of Offering  0.01%
Purchase as a % Fund Assets  0.83%
Name of Affiliated Broker/dealer in Syndicate  Morgan Stanley
	Dean Witter
Name of Broker\Dealer whom securities were purchased  Merrill Lynch


Fund  Mid-Cap Growth
Security MONY Group
Date of Transaction 11/10/98
Purchase Price per Unit 23.50
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  304,090,000
Total Amount of Purchase 23,500
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.06%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased Goldman Sachs

Fund  Mid-Cap Growth
Security Broadcom
Date of Transaction 10/20/98
Purchase Price per Unit 69.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  207,000,000
Total Amount of Purchase 62,100
Purchase as a % of Offering 0.03%
Purchase as a % Fund Assets 0.17%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased CS First Boston


Fund  Mid-Cap Growth
Security Ticketmaster Online
Date of Transaction 12/2/98
Purchase Price per Unit 14.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  98,000,000
Total Amount of Purchase 29,400
Purchase as a % of Offering 0.03%
Purchase as a % Fund Assets 0.07%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased Nationsbanc
         Montgomery


Fund  Mid-Cap Growth
Security Extreme Network
Date of Transaction 4/8/99
Purchase Price per Unit 17.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  119,000,000
Total Amount of Purchase 8,500
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.02%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased Bancboston
         Robertson

Fund  Mid-Cap Growth
Security Marimba
Date of Transaction 4/29/99
Purchase Price per Unit 20.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  80,000,000
Total Amount of Purchase 4,000
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.01%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased CS First
         Boston




Fund  Mid-Cap Growth
Security Infinity Broadcasting
Date of Transaction 12/9/98
Purchase Price per Unit 20.50
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  2,870,000,000
Total Amount of Purchase 278,800
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.71%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased Merrill
  Lynch & Co.

Fund  Mid-Cap Growth
Security RSL Communications
Date of Transaction 11/24/98
Purchase Price per Unit 23.88
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  167,125,000
Total Amount of Purchase 250,688
Purchase as a % of Offering 0.15%
Purchase as a % Fund Assets 0.64%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased Goldman Sachs

Fund  Mid-Cap Growth
Security E-Tek Dynamics
Date of Transaction 12/1/98
Purchase Price per Unit 12.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  60,000,000
Total Amount of Purchase 7,200
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.02%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
  Dean Witter
Name of Broker\Dealer whom securities were purchased Goldman Sachs

Fund  Mid-Cap Growth
Security Entercom Comm
Date of Transaction 1/28/99
Purchase Price per Unit 22.50
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  306,607,500
Total Amount of Purchase 144,000
Purchase as a % of Offering 0.05%
Purchase as a % Fund Assets 0.30%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
  Dean Witter
Name of Broker\Dealer whom securities were purchased CS First Boston

Fund  Mid-Cap Growth
Security Priceline.Com
Date of Transaction 3/29/99
Purchase Price per Unit 16.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  160,000,000
Total Amount of Purchase 14,400
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.03%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased DLJ

Fund  Mid-Cap Growth
Security Prodigy Comm
Date of Transaction 2/10/99
Purchase Price per Unit 15.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  120,000,000
Total Amount of Purchase 27,000
Purchase as a % of Offering 0.02%
Purchase as a % Fund Assets 0.06%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased Bear, Sterns & Co.

Fund  Mid-Cap Growth
Security Korn/Ferry International
Date of Transaction 2/10/99
Purchase Price per Unit 14.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  164,500,000
Total Amount of Purchase 121,800
Purchase as a % of Offering 0.07%
Purchase as a % Fund Assets 0.25%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
   Dean Witter
Name of Broker\Dealer whom securities were purchased CS First Boston

Fund  Mid-Cap Growth
Security ZDNet Group
Date of Transaction 3/30/99
Purchase Price per Unit 19.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  190,000,000
Total Amount of Purchase 15,200
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.03%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
  Dean Witter
Name of Broker\Dealer whom securities were purchased DLJ

Fund  Mid-Cap Growth
Security American Tower
Date of Transaction 2/03/99
Purchase Price per Unit 25.00
Amount of commission per unit 0.00
Gross Commission as a % of Price 0.00
Total Amount of Offering  632,500,000
Total Amount of Purchase 32,500
Purchase as a % of Offering 0.01%
Purchase as a % Fund Assets 0.07%
Name of Affiliated Broker/dealer in Syndicate Morgan Stanley
  Dean Witter
Name of Broker\Dealer whom securities were purchased CS First
  Boston

1. Name of Portfolio  SunAmerica Style Select Series, Inc.
        Value Portfoli
2. Name of issuer Fox Entertainment Group, Inc.
3. Date of Purchase 11/10/98
4. Underwriter from whom purchased  Merrill Lynch
5. Affiliated Underwriter managing or participating in
   underwriting syndicate  Neuberger Berman LLC
6. Is a list of the underwriting syndicate's number
   attached?  YES
7. Aggregate principal amount of purchase by all investment
   companies advised by the adviser or subadviser:  630,000
8. Aggregate principal amount of offering: 124,800,000
9. Purchase price ( net of fees and expneses): 22.50
10.Date offering commenced:  11/10/98
11.Offering price at close of first day on which any sales
   were made:  $22.50
12.Commission, spread or profit: 3.99%  $0.90/share
13.Have the following conditions been satisfied?
a. The securities are:
Part of a an issue registered under the Securities Act
Of 1933 which is being offered to the public;  yes
Eligible Municipal Securities
Sold in an eligible foreign offering; or Sold in an eligible Rule 144A offering?

(see Appendix B to the Rule 10f-3 Procedures for
definitons of the capitalized terms herein.)
b. (1) The securities were purchased prior to the end of
the first day on which any sales were made, at a price
that is not more than the price paid by each other
purchaser of securities in that offering or in any
concurrent offering of the securities (except, in the case
of an eligible foreign offering, for any rights to purchase
that are required by law to be granted to existing security
holders of the issuer); OR   YES
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
c. The underwriting was a firm commitment underwriting?  yes
d. The commission, spread or profit was reasonable and Fair in relation to that being received by others for Underwriting similar securities during the same period (see Attachement for comparison of spread with comparable recent Offerings)? yes
e. The issuer of the securities, except for the eligible Municipal Securities, and its predecessors have been in Continuous operation for not less than three years? yes
f. (1) The amount of the securities, other than those sold an Eligible Rule 144A Offering(see below), purchased by all of the investment companies advised by the adviser did not exceed 25% of the principal amount of the offering;
OR   yes
     2) If the securities purchased were sold in an eligible 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:
(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1) plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Trust was a direct or indirect participant in a benefiaciary of the sale; OR yes
(2) With respect to the purchase of Eligible Municpal Securities Such purchase was not designated as a group sale or otherwise Allocated to the account of an affiliated underwriter?
h. Information has or will be timely supplied to the appropraite Officer of the Trust for inclusion on SEC Form N-SAR and Quarterly reports to the Trustees? yes




1. Name of Portfolio  SunAmmerica Style Select Series, Inc
       Value Portfolio
2. Name of issuer  Delphi Automotive Systems Corp.
3. Date of Purchase  February 4, 1999
4. Underwriter from whom purchased  Morgan Stanlley
5. Affiliated Underwriter managing or participating in underwriting syndicate Neuberger Berman LLC
6. Is a list of the underwriting syndicate's number
   attached?   Yes
7. Aggregate principal amount of purchase by all investment companies advised by the adviser or subadviser: 2,020,800
8. Aggregate principal amount of offering:100,000,000
9. Purchase price ( net of fees and expneses): $17.00 10.Date offering commenced: February 4, 1999
11.Offering price at close of first day on which any sales
   were made:  $17.00
12.Commission, spread or profit: 4.64% $0.7888/share 13.Have the following conditions been satisfied?
a. The securities are:
Part of a an issue registered under the Securities Act
Of 1933 which is being offered to the public;    yes
Eligible Municipal Securities
Sold in an eligible foreign offering; or Sold in an eligible Rule 144A offering?

(see Appendix B to the Rule 10f-3 Procedures for definitons of the capitalized terms herein.)
b. (1) The securities were purchased prior to the end of the first day on which any sales were made, at a price that is not more than the price paid by each other purchaser of securities in that offering or in any concurrent offering of the securities (except, in the case of an eligible foreign offering, for any rights to purchase that are required by law to be granted to existing security holders of the issuer); OR yes
(2) If the securities to be purchased were offered for subscription upon exercise of rights, such securities were purchased on or before the fourth day preceding the day on which the rights offering terminates?
c. The underwriting was a firm commitment underwriting?  yes
d. The commission, spread or profit was reasonable and Fair in relation to that being received by others for Underwriting similar securities during the same period (see Attachement for comparison of spread with comparable recent Offerings)? yes
e. The issuer of the securities, except for the eligible Municipal Securities, and its predecessors have been in Continuous operation for not less than three years? yes
f. (1) The amount of the securities, other than those sold an Eligible Rule 144A Offering(see below), purchased by all of the investment companies advised by the adviser did not exceed 25% of the principal amount of the offering;
OR  yes
     (2) If the securities purchased were sold in an eligible 144A Offering, the amount of such securities purchased by all of the investment companies advised by the Adviser or Subadviser did not exceed 25% of the total of:
(i)The principal amount of the offering of such class sold by underwriters or members of the selling syndicate to qualified institutional buyers, as defined in Rule 144A(a)(1) plus
(ii) The principal amount of the offering of such class in any concurrent public offering?
g. (1) No affiliated underwriter of the Trust was a direct or indirect participant in a benefiaciary of the sale; OR
(2) With respect to the purchase of Eligible Municpal Securities Such purchase was not designated as a group sale or otherwise Allocated to the account of an affiliated underwriter? Yes
h. Information has or will be timely supplied to the appropraite Officer of the Trust for inclusion on SEC Form N-SAR and Quarterly reports to the Trustees?yes

Fund  International Equity Portfolio
Security Name  Nippon  Telegraph & Telephone Corporation
Name of Underwriter from whom Purchased  Warburg Dillon Read
Name of Affiliated Partcipating Dealer  Robert Fleming
Date of Offering  December 14, 1998
Amount of total offering  1,000,000 shares
Purchase Price(net of fees and expenses)  Yen 855,000
Offering Price   Yen 855,000
Commission 2.15%
Dollar Amount  US$29,222.89
% of Assets of Fund*  0.09%
Shares Purchased  4
% of Offering Purchased  0.00%
Seasoned or Unseasoned  Seasoned
Manager or CoManager  yes

* % of Assets is based on 12/31/98 market value, not trade date market value

Fund Focus Portfolio
Underwriter  see attached
Name of Issuer  Prodigy Commuviacations Corp.
Title of Security  Prodigy Communication Corp.
Date of Offering 2/10/99
Amount of Offering  8,000,000 shares
Unit Price  $15
Underwriting spread or commission  $1.01
Ratings    N/A
Maturity Date  N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features  N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $225,000
Number of shares purchased   15,000
Years of continuous operation  <3
Percentage of Offering purchased by Portfolio:  0.1875%
Percentage of Offering Purchased by other Portfolios of the fund
   And other Investment Companies advised by the adviser or Subadviser Jennison does not have the information to respond
   To this question
Sum of  18 and 19   jennison does not have the information to
   Respond to this question
Percentage of Portfolio Assets applied to Purchase  0.31%
Name(s) of Underwriiters or Dealers from whom Purchased
    Bear Stearns & Co
Is the adviser, and subadviser or any person or which the Adviser
   Of Subadviser is an "Affiliated person", a Manager of Co-Manager of the offering? NO
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadviser is an affiliated person?  NO

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Infinity Broadcasting Corporation
Title of Security  Infinity Broadcasting Corporation Class A
    Common Stock
Date of  First Offering  December 9, 1998
Amount of Offering  $2,870,000,000
Unit Price  $20.50
Underwriting spread or commission  $0.82
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $22,550
Number of shares purchased  1,100
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.001%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  0.19%
Sum of  18 and 19   0.191%
Percentage of Portfolio Assets applied to Purchase 0.075%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Merrill Lynch & Co.
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   yes
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Clear Channel Communications, Inc.
Title of Security Clear Channel Communications, Inc Common Stock Date of First Offering December 18, 1998
Amount of Offering  $725,625,000
Unit Price  $48.375
Underwriting spread or commission  $1.405
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $43,538
Number of shares purchased  900
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.01%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  1.27%
Sum of  18 and 19   1.28%
Percentage of Portfolio Assets applied to Purchase 0.147%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Merrill Lynch & Co.
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   yes
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Keebler Foods Company
Title of Security  Keebler Foods Company
Date of  First Offering  1/20/99
Amount of Offering  $541,687,500
Unit Price  $33.4375
Underwriting spread or commission  $1.000
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $16,719
Number of shares purchased  500
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.003%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  0.78%
Sum of  18 and 19   .783%
Percentage of Portfolio Assets applied to Purchase 0.15%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Lehman Bros/CS First Boston/Donaldson, Lufkin & Jenrette
    Warburg Dillon Read LLC
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   NO
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer nVidia
Title of Security  nVidia Common Stock
Date of  First Offering  1/21/99
Amount of Offering  $42,000,000
Unit Price  $12.00
Underwriting spread or commission  $.84
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $1,200
Number of shares purchased  100
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.003%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  0.46%
Sum of  18 and 19   .463%
Percentage of Portfolio Assets applied to Purchase 0.01%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Hambrecht & Quist
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   YES
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Entercom
Title of Security  Entercom Communications Corp.
Date of  First Offering  1/28/99
Amount of Offering  $306,618,750
Unit Price  $22.50
Underwriting spread or commission  $1.35
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $9,000
Number of shares purchased  400
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.003%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  0.76%
Sum of  18 and 19   .763%
Percentage of Portfolio Assets applied to Purchase 0.08%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  CS First Boston
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   YES
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Smith Gardner
Title of Security  Smith Gardner Common Stock
Date of  First Offering  1/29/99
Amount of Offering  $52,920,000
Unit Price  $12.00
Underwriting spread or commission  $0.84
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $1,200
Number of shares purchased  100
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.002%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  0.51%
Sum of  18 and 19   .512%
Percentage of Portfolio Assets applied to Purchase 0.01%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Soundview Technology Group
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   NO
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A


Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer American Tower Corp
Title of Security  American Tower Corp. Class A Common Stock
Date of  First Offering  2/3/99
Amount of Offering  $632,500,000
Unit Price  $25.00
Underwriting spread or commission  $0.875
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $17,500
Number of shares purchased  700
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.003%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  1.4%
Sum of  18 and 19   1.403%
Percentage of Portfolio Assets applied to Purchase 0.16%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Lehman Brothers
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   YES
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer L-3 Communications Holding, Inc.
Title of Security  L-3 Communications
Date of  First Offering  2/4/99
Amount of Offering  $420,000,000
Unit Price  $42.00
Underwriting spread or commission  $1.47
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $12,600
Number of shares purchased  300
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.003%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  .71%
Sum of  18 and 19   .713%
Percentage of Portfolio Assets applied to Purchase 0.12%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  CS First Boston
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   YES
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Prodigy
Title of Security  Prodigy Communications Corp.
Date of  First Offering  2/10/99
Amount of Offering  $150,000,000
Unit Price  $15.00
Underwriting spread or commission  $1.01
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $1,500
Number of shares purchased  100
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.001%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  .18%
Sum of  18 and 19   .181%
Percentage of Portfolio Assets applied to Purchase 0.01%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Volpe Brown Whelan & Company
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   No
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A


Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Safeway, Inc.
Title of Security  Safeway, Inc. Common Stock
Date of  First Offering  2/10/99
Amount of Offering  $1,040,578,125
Unit Price  $52.6875
Underwriting spread or commission  $1.37
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $52,688
Number of shares purchased  1,000
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.005%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  1.15%
Sum of  18 and 19   1.155%
Percentage of Portfolio Assets applied to Purchase 0.51%
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Donaldson, Lufkin & Jenrette
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   YES
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A

Fund Large-Cap Blend Portfolio
Underwriter  See attached
Name of Issuer Lowe's Companies
Title of Security  Lowe's Companies
Date of  First Offering  2/24/99
Amount of Offering  $319,000,000
Unit Price  $58.00
Underwriting spread or commission  $1.885
Ratings  N/A
Maturity Date   N/A
Current Yield  N/A
Yield to maturity  N/A
Subordinates Features   N/A
Nature of issuing Political Entity, if any, including in the case
   Of revenue bonds, underlying entity supplying the revenue: N/A Total Par Value of Bonds Purchased N/A
Dollar Amount of Purchases  $11,600
Number of shares purchased  200
Years of continuous operation  At least 3
Percentage of Offering Purchased by Portfolio 0.004%
Percentage of Offering Purchased by other portfolios of the Trust and Other Investment companies advised by the adviser or
   Subadviser  0.58%
Sum of  18 and 19   0.584%
Percentage of Portfolio Assets applied to Purchase 0.11
Name(s) of Underwriiters or Dealers from whom  shares/bonds
Purchased  Prudentail Securities
Is the adviser, any sub-adviser or any person or which the Adviser
   Of  Subadviser is an "affiliated person",  a Manager of
   Co-Manager of the offering?   YES
Were Purchases designated as Group Sales of otherwise allocated
  To the adviser, an Subadvisor or any person  of whom the Advirser
   Or Subadsieir is an affiliated person?  N/A